UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 5, 2013

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s Telephone Number, including Area Code)

(Registrant’s Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)                                 On November 5, 2013, Waddell & Reed Financial, Inc. (the “Company”) announced that Senior Vice President and Chief Financial Officer Daniel P. Connealy intends to retire from such positions with the Company upon the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.  Mr. Connealy intends to continue his employment with the Company in a non-executive role through June 2014 to assist in the transition of his responsibilities.  As an employee who has attained age 65, Mr. Connealy will be entitled to receive benefits, including retirement and pension benefits, subject to the terms and conditions of the Company’s medical, dental and vision plans, 401(k) plan and pension plan, as applicable.

In anticipation of Mr. Connealy’s retirement, the Board of Directors of the Company intends to appoint Brent K. Bloss, who currently serves as Senior Vice President-Finance, Treasurer and Principal Accounting Officer of the Company, as Chief Financial Officer.

Mr. Bloss, age 44, joined the Company in January 2002.  He has been Senior Vice President — Finance and Principal Accounting Officer since July 2007 and Treasurer since January 2006.  Previously, he served as Vice President of the Company from April 2004 to July 2007, as Assistant Treasurer of the Company from January 2002 to January 2006, and as Assistant Vice President from January 2002 to April 2004.  From September 1995 to December 2001, he served in various roles in the audit practice of KPMG.

On November 5, 2013, the Company issued a press release announcing Mr. Connealy’s retirement and its intentions to appoint Mr. Bloss as his successor at a future date.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c)                                  Upon the appointment of Mr. Bloss as Chief Financial Officer by the Board of Directors, the Company will report the information required by this Item 5.02(c) in a Current Report on Form 8-K.

Item 9.01                                           FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

99.1                        Press Release dated November 5, 2013 titled “Waddell & Reed Financial, Inc. Announces CFO Retirement and Names Replacement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: November 6, 2013	By:	/s/ Daniel P. Connealy
Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 5, 2013 titled “Waddell & Reed Financial, Inc. Announces CFO Retirement and Names Replacement.”